                                                                      EXHIBIT 99


                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                          SOUTHLAKE BANCSHARES, INC.
              PURSUANT TO THE OFFER FOR ALL OUTSTANDING SHARES OF
                                COMMON STOCK OF
                         SOUTHLAKE BANCSHARES, INC. BY
                       FIRST FINANCIAL BANKSHARES, INC.

--------------------------------------------------------------------------------
|                THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,                  |
|                 ABILENE, TEXAS TIME, ON_____________, 1997                   |
|                  UNLESS EXTENDED (THE "EXPIRATION DATE").                    |
--------------------------------------------------------------------------------

                         ------------------------------

     PURSUANT TO THE OFFERING CIRCULAR/PROSPECTUS DATED _________ __, 1997

  TO:  TRUST DEPARTMENT OF FIRST NATIONAL BANK OF ABILENE, The Exchange Agent

                      BY HAND, MAIL OR OVERNIGHT COURIER:

                               Trust Department
                        First National Bank of Abilene
                                  Third Floor
                                400 Pine Street
                             Abilene, Texas 79601

                     FOR INFORMATION CALL:  (915) 627-7003
                                            --------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Offering Circular/Prospectus dated ___________ __, 1997 (the "Prospectus") of First Financial Bankshares, Inc. ("First Financial") and this letter of transmittal (the "Letter of Transmittal"), which constitutes First Financial's offer (the "Exchange Offer") to exchange shares of its voting common stock, par value $10.00 per share ("First Financial Common Stock"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for all of the issued and outstanding shares of common stock of Southlake Bancshares, Inc. ("Southlake"), par value $1.00 per share ("Southlake Common Stock"). Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used by Southlake Shareholders (as defined below) if certificates representing Southlake Common Stock are to be physically delivered herewith or if the guaranteed delivery procedures described in the Prospectus are to be utilized pursuant to the procedures set forth in "The Exchange Offer -- Exchange of Shares and Certificates" and "--Guaranteed Delivery Procedures" in the Prospectus.

     The term "Southlake Shareholder" with respect to the Exchange Offer means any person in whose name shares of Southlake Common Stock are registered on the books of Southlake or any other person who has obtained a properly completed stock power from the registered Southlake Shareholder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer. Southlake Shareholders who wish to tender their Southlake Common Stock must complete this Letter of Transmittal in its entirety.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE CHECKING ANY BOX BELOW.


================================================================================
           DESCRIPTION OF SHARES OF SOUTHLAKE COMMON STOCK TENDERED
--------------------------------------------------------------------------------
                                                                 Total Number
                                                                 of Shares of
                                                                   Southlake
                                                                 Common Stock
                                                                 Represented
Name(s) and Address(es) of Registered Holder(s)   Certificate         by
      (Please fill in, if blank)                   Number(s)     Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
================================================================================


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Shareholder(s):
                                          --------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

     Name of Institution which Guaranteed Delivery:
                                                    ----------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer set forth in the Prospectus (receipt of which is hereby acknowledged), the undersigned hereby tenders to First Financial the shares of Southlake Common Stock described herein. Subject to and effective upon the acceptance for exchange of the shares of Southlake Common Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, First Financial all right, title and interest in and to all the shares of Southlake Common Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact with respect to the tendered shares of Southlake Common Stock with full power of substitution to (i) deliver certificates for such shares of Southlake Common Stock with all accompanying evidences of transfer and authenticity to, or upon the order of, First Financial and (ii) present such shares of Southlake Common Stock for transfer on the books of Southlake and receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Southlake Common Stock all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     For purposes of the Exchange Offer, First Financial shall be deemed to have accepted validly tendered shares of Southlake Common Stock when, as and if First Financial has given oral or written notice thereof to the Exchange Agent.

     If any tendered shares of Southlake Common Stock are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted shares of Southlake Common Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Southlake Common Stock tendered hereby and that when the same are accepted for exchange by First Financial, First Financial shall acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or First Financial to be necessary or desirable to complete the sale, assignment and transfer of the shares of Southlake Common Stock tendered hereby.

     The undersigned hereby irrevocably appoints Curtis R. Harvey the attorney and proxy of the undersigned, with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the shares of Southlake Common Stock tendered hereby that have been acquired by First Financial pursuant to the Exchange Offer prior to the time of any vote or other action, at any meeting of Southlake Shareholders (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acquisition of such shares of Southlake Common Stock by First Financial in accordance with the terms of the Exchange Offer. Such acquisition shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such shares of Southlake Common Stock, and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Except as stated in the Exchange Offer, this tender is irrevocable.

     The undersigned understands that tenders of shares of Southlake Common Stock pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and First Financial upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Exchange Instructions," please issue the certificates representing the shares of First Financial Common Stock issued in exchange for the shares of Southlake Common Stock accepted for exchange and any cash payment in lieu of fractional shares, as discussed in the Prospectus, and return any shares of Southlake Common Stock not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the shares of First Financial Common Stock issued in exchange for the shares of Southlake Common Stock accepted for exchange and any certificates for shares of Southlake Common Stock not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures. In the event that both "Special Exchange Instructions" and "Special

Delivery Instructions" are completed, please issue the certificates representing the shares of First Financial Common Stock issued in exchange for the shares of Southlake Common Stock accepted for exchange and any cash payment in lieu of fractional shares and return any shares of Southlake Common Stock not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that First Financial has no obligation pursuant to the "Special Exchange Instructions" and "Special Delivery Instructions" to transfer any shares of Southlake Common Stock from the name of the registered holder(s) thereof if First Financial does not accept for exchange any of the shares of Southlake Common Stock so tendered.

======================================================            =======================================================
        SPECIAL EXCHANGE INSTRUCTIONS                                          SPECIAL DELIVERY INSTRUCTIONS
        (See Instructions 3, 4 and 5)                                          (See Instructions 3, 4 and 5)

To be completed ONLY if certificates for shares of                To be completed ONLY if certificates for shares of
First Financial Common Stock or the check for any cash            First Financial Common Stock, the check for any cash
payment in lieu of fractional shares of First                     payment in lieu of fractional shares of First Financial
Financial Common Stock are to be issued in the name of            Common Stock, or certificates for shares of Southlake
someone other than the undersigned.                               Common Stock not accepted are to be sent to someone
                                                                  other than the undersigned, or to the undersigned at an
Issue certificate(s) to:                                          address other than that shown above.

Name                                                              Mail to:
    --------------------------------------
                   (Please Print)                                 Name
                                                                      ---------------------------------------
Address                                                                                 (Please Print)
       -----------------------------------
                                                                  Address
------------------------------------------                               ------------------------------------
                 (Include Zip Code)
                                                                  -------------------------------------------
------------------------------------------                                           (Include Zip Code)
     (Tax Identification or Social Security No.)

======================================================            =======================================================

     Southlake Shareholders who wish to tender their shares of Southlake Common Stock and (i) whose shares of Southlake Common Stock are not immediately available, or (ii) who cannot deliver their shares of Southlake Common Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their shares of Southlake Common Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal.

                               PLEASE SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
------------------------------------     -------------------
                                                Date

X
------------------------------------     -------------------
Signature(s) of Registered Holder(s)            Date
     or Authorized Signatory

Area Code and Telephone Number:
                               --------------------

     The above lines must be signed by the registered holder(s) of shares of Southlake Common Stock as their name(s) appear(s) on the certificates reflecting shares of Southlake Common Stock or by person(s) authorized to become registered holder(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 3 regarding the completion of this Letter of Transmittal.

Name(s)  :
                ----------------------------------------------------------------

                ----------------------------------------------------------------
                                        (Please Print)

Capacity:
                ----------------------------------------------------------------

Address:
                ----------------------------------------------------------------

                ----------------------------------------------------------------
                                       (Include Zip Code)

                SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED BELOW): (IF REQUIRED BY INSTRUCTION 3)

                ----------------------------------------------------------------
                                     (Authorized Signature)

                ----------------------------------------------------------------
                                            (Title)

                ----------------------------------------------------------------
                                         (Name of Firm)

                ----------------------------------------------------------------
                                  (Address, Including Zip Code)

                ----------------------------------------------------------------
                                 (Area Code and Telephone Number)

                Dated:                               , 199
                      -------------------------------     --

     Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any payments made to certain Southlake Shareholders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering Southlake Shareholder must provide the Exchange Agent with such Southlake Shareholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth below. In general, if a Southlake Shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Southlake Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. CERTAIN SOUTHLAKE SHAREHOLDERS (INCLUDING, AMONG OTHERS, ALL CORPORATIONS AND CERTAIN FOREIGN INDIVIDUALS) ARE NOT SUBJECT TO THESE BACKUP WITHHOLDING AND REPORTING REQUIREMENTS. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Southlake Shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if securities are held in more than one name), consult the enclosed Guideline of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause shares of Southlake Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

        PAYER'S NAME: TRUST DEPARTMENT OF FIRST NATIONAL BANK OF ABILENE

 ==================================================================================================================================
                    SUBSTITUTE                                                        REQUEST FOR TAXPAYER
                     Form W-9                                               IDENTIFICATION NUMBER AND CERTIFICATION
Department of the Treasury Internal Revenue Service
  Payer's Request for Taxpayer Identification No.
-----------------------------------------------------------------------------------------------------------------------------------
PART I    Taxpayer Identification Number (TIN)                                             PART II    For Payees Exempt from Backup
                                                                                                      Withholding (see enclosed
                                                                                                      Guidelines)
-----------------------------------------------------------------------------------------------------------------------------------

Enter your TIN on the appropriate line.  For        Social security number:
individuals, this is your social security number
(SSN).  For other entities, it is your employer     -------------------------------------
identification number (EIN).                                         OR
                                                    Employer identification number:

                                                    -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION.--Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
AND

2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Name (if joint names, list first and circle  the name of the person or entity whose number you enter in Part I below.
                                                                                                                      -------------

Address (number and street)
                           --------------------------------------------------------------------------------------------------------


City, state, and ZIP code
                         ----------------------------------------------------------------------------------------------------------

Signature                                                                                             Date
         -------------------------------------------------------------------------------------------      -------------------------
===================================================================================================================================

IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER


================================================================================
I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


         SIGNATURE                                          DATE
                  ----------------------------------------      ----------------
================================================================================


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SHARES OF SOUTHLAKE COMMON STOCK. The certificates for the tendered shares of Southlake Common Stock, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., Abilene, Texas time, on the Expiration Date. Subject to certain conditions to the consummation of the Exchange Offer, the exchange of shares of First Financial Common Stock for shares of Southlake Common Stock will be promptly made with respect to all shares of Southlake Common Stock properly tendered on or prior to 5:00 p.m., Abilene, Texas time, on the Expiration Date, if First Financial receives notice from the Exchange Agent that the Required Amount (as defined in the Prospectus) of the outstanding shares of Southlake Common Stock have been tendered. The method of delivery of the tendered shares of Southlake Common Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Southlake Shareholder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Southlake Shareholder use an overnight or hand delivery service. If certificates for shares of Southlake Common Stock are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

     Southlake Shareholders who wish to tender their shares of Southlake Common Stock and (i) whose certificates representing shares of Southlake Common Stock are not immediately available, or (ii) who cannot deliver their certificates representing shares of Southlake Common Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their shares of Southlake Common Stock pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:

     (i) such tender must be made by or through a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution");

     (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the shares of Southlake Common Stock, the certificate number(s) for the certificate(s) representing such shares of Southlake Common Stock and the amount of shares of Southlake Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within 3 business days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the shares of Southlake Common Stock and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

     (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered shares of Southlake Common Stock in proper form for transfer, must be received by the Exchange Agent within 3 business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

Any Southlake Shareholder who wishes to tender his or her shares of Southlake Common Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., Abilene, Texas time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered shares of Southlake Common Stock will be determined by First Financial in its sole discretion, which determination will be final and binding. First Financial reserves the absolute right to reject any and all shares of Southlake Common Stock not properly tendered or any shares of Southlake Common Stock, First Financial's acceptance of which would, in the opinion of counsel for First Financial, be unlawful. First Financial also reserves the right to waive any irregularities or conditions of tender as to particular shares of Southlake Common Stock. Unless waived, any defects or irregularities in connection with tenders of shares of Southlake Common Stock must be cured within such time as First Financial shall determine. Neither First Financial, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of shares of Southlake Common Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of shares of Southlake Common Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any shares of Southlake Common Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Southlake Shareholders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. NO PARTIAL TENDERS. All shares of Southlake Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Southlake Common Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing the shares of Southlake Common Stock without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal is signed by the registered holder(s) of shares of Southlake Common Stock tendered and the certificate(s) for shares of First Financial Common Stock issued in exchange therefor is to be issued to the registered holder, such holder need not and should not endorse any certificates for tendered shares of Southlake Common Stock, nor provide a separate stock power. In any other case, such holder must either properly endorse the certificates representing shares of Southlake Common Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

     If any shares of Southlake Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificates for shares of Southlake Common Stock tendered hereby, such certificates for shares of Southlake Common Stock must be endorsed or accompanied by appropriate stock powers signed exactly as the name of the registered holder(s) appears on the certificates representing such shares of Southlake Common Stock and must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates for shares of Southlake Common Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by First Financial, evidence satisfactory to First Financial of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on certificates for shares of Southlake Common Stock and signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the shares of Southlake Common Stock tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. If the certificates for shares of First Financial Common Stock or checks for any cash payment in lieu of payment of fractional shares of First Financial Common Stock are to be issued, or any shares of Southlake Common Stock not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that provided herein, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. First Financial will pay all transfer taxes, if any, applicable to the exchange of shares of Southlake Common Stock pursuant to the Exchange Offer unless such payment would jeopardize the tax-free nature of the Exchange Offer or the Merger (as defined in the Prospectus) for Federal income tax purposes. If, however, certificates representing shares of First Financial Common Stock or checks for any cash payment in lieu of fractional shares of First Financial Common Stock are issued, or certificates for shares of Southlake Common Stock not accepted for exchange are to be returned, in the name of any person other than the registered holder of the shares of Southlake Common Stock tendered hereby, or if tendered shares of Southlake Common Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of shares of Southlake Common Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be deducted from the consideration to be received by such holder (i.e., the number of shares of First Financial Common Stock to be issued to such holder will be reduced).

     6. WAIVER OF CONDITIONS. First Financial reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any shares of Southlake Common Stock tendered.

     7. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF SOUTHLAKE COMMON STOCK. Any tendering holder whose shares of Southlake Common Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Southlake Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

DATE RECEIVED __________    ACCEPTED BY __________    CHECKED BY __________


===========================================================================
SHARES SURRENDERED    SHARES ACCEPTED    SHARES RETURNED    CERTIFICATE NO.
------------------    ---------------    ---------------    ---------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

DELIVERY PREPARED BY                 CHECKED BY             DATE
                    ----------------           ------------     -----------
===========================================================================